AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q3-2010
AS OF : SEPTEMBER 30, 2010
	Type of Subsidiary	State of Incorp. or Domicile	State of Principal Operation	Federal Tax ID #	Number of Shares Owned	Parent's Percent of Ownership or Control	Comments (e.g., Basis of Control)

AXA Financial, Inc. (Notes 1 & 2) **		DE	NY	13-3623351
MONY Agricultural Investment Advisers, Inc.	Operating	DE	CO	75-2961816		100.00%
MONY Capital Management, Inc.	Operating	DE	NY	13-4194065		100.00%
MONY Asset Management, Inc.	Operating	DE	NY	13-4194080		100.00%
787 Holdings, LLC	Operating	DE	NY	See Note 19		100.00%
AXA Equitable Financial Services, LLC (Notes 2 &16)		DE	NY	52-2197822	-	100.00%
AXA Financial (Bermuda) Ltd.*	Insurance	Bermuda	Bermuda	14-1903564	250,000	100.00%
AXA Distribution Holding Corporation (Note 2)		DE	NY	13-4078005	1,000	100.00%
AXA Advisors, LLC (Note 5)		DE	NY	13-4071393	-	100.00%
AXA Network, LLC (Note 6)	Operating	DE	NY	06-1555494	-	100.00%
AXA Network of Alabama, LLC	Operating	AL	AL	06-1562392	-	100.00%
AXA Network of Connecticut, Maine and New York, LLC	Operating	DE	NY	13-4085852	-	100.00%
AXA Network Insurance Agency of Massachusetts, LLC	Operating	MA	MA	04-3491734	-	100.00%
AXA Network of Nevada, Inc.	Operating	NV	NV	13-3389068		100.00%
AXA Network of Puerto Rico, Inc.	Operating	P.R.	P.R.	66-0577477		100.00%
AXA Network Insurance Agency of Texas, Inc.	Operating	TX	TX	75-2529724	1,050	100.00%
PlanConnect, LLC	Operating	DE	NY	27-1540220		100.00%
AXA Equitable Life Insurance Company (Note 2 & 9) *	Insurance	NY	NY	13-5570651	2,000,000	100.00%	NAIC # 62944
Equitable Deal Flow Fund, L.P.	Investment	DE	NY	13-3385076	-	-	G.P & L.P.
Equitable Managed Assets, L.P.	Investment	DE	NY	13-3385080	-	-	G.P.
Real Estate Partnership Equities (various)	Investment	**		-	-	-	**
Equitable Holdings, LLC (Notes 3 & 4)	HCO	NY	NY	22-2766036	-	100.00%
See Attached Listing A
ACMC, LLC (Note 4)	HCO	DE	NY	13-2677213	5,000,000	100.00%
EVSA, Inc.	Investment	DE	PA	23-2671508	50	100.00%
AXA Equitable Life and Annuity Company * (Note 10,17 & 18)	Insurance	NY	NY	13-3198083		100.00%
MONY Life Insurance Company *	Insurance	NY	NY	13-1632487		100.00%
See Attached Listing C

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q3-2010

*	Affiliated Insurer
**
Information relating to Equitable's Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of AXA Equitable Life's Annual Statement, which has been filed with the N.Y.S. Insurance Department.

***	All subsidiaries are corporations, except as otherwise noted.

	1.	The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

	2.	Effective Sept. 20, 1999, AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999.
Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial, Inc.
Effective May 1, 2002, AXA Client Solutions, LLC changed its name to AXA Financial Services, LLC.
Effective June 1, 2002, AXA Financial, Inc. transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial Services, LLC.
Effective November 30, 2007, the name of AXA Financial Services, LLC was changed to AXA Equitable Financial Services, LLC.

	3.	Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

4.
In October 1999, AllianceBernstein Holding L.P. ("AllianceBernstein Holding L.P.") reorganized by transferring its business and assets to AllianceBernstein L.P., a newly formed private partnership ("AllianceBernstein").

As of September 30, 2010, AXF's subsidiaries own 45.47% of the issued and outstanding units of limited partnership interest in AllianceBernstein (the "AllianceBernstein Units"), as follows:
AXA Financial Bermuda, held directly 15,276,937 AllianceBernstein Units (5.59%),
AXA Equitable Life directly own 29,100,290 AllianceBernstein Units (10.64%),
ACMC, LLC own 66,220,822 AllianceBernstein Units (24.22%), and
MONY owns 6,841,642 (2.50%) of AllianceBernstein Units and MLOA owns 2,587,472 (.95%) of AllianceBernstein Units

AllianceBernstein Corporation also own a 1% general partnership interest in AllianceBernstein L.P.

In addition, ACMC, LLC own 722,178 units (0.26%), representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding (the "AllianceBernstein Holding Units").  AXA Equitable Life own 822,178 units of general partnership interest (0.30%), in AllianceBernstein Holding L.P.  AllianceBernstein Holding Units are publicly traded on the New York Stock exchange.

5.
EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999.  AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.

6.
Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp. EquiSource of Alabama, Inc. became AXA Network of Alabama, LLC.  EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of Massachusetts, LLC.  Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from "EquiSource" to become "AXA Network", respectively.  Effective February 1, 2002, Equitable Distributors Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc.  Effective February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA Distributors Insurance Agency of Massachusetts, LLC.

	7.	Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.
	8.	Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.
	9.	Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable Life Insurance Company.
	10.	Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company.
	11.	Effective February 18, 2005, MONY Realty Capital, Inc. was sold.
	12.	Effective May 26, 2005, Matrix Capital Markets Group was sold.
	12.	Effective May 26, 2005, Matrix Private Equities was sold.
	13.	Effective December 2, 2005, Advest Group was sold.
	14.	Effective February 24, 2006, Alliance Capital Management Corporation changed its name to AllianceBernstein Corporation.
	15.	Effective July 11, 2007, Frontier Trust Company, FSB was sold.
	16.	Effective November 30, 2007, AXA Financial Services, LLC changed its name to AXA Equitable Financial Services, LLC.
	17.	Effective August 1, 2008, AXA Equitable Life Insurance Company tranferred ownership of AXA Life and Annuity Company to AXA Equitable Financial Services, LLC.
	18.	Effective September 22, 2008, AXA Life and Annuity Company changed its name to AXA Equitable Life and Annuity Company.
	19.	The EIN for 787 Holdings, LLC is 27-0294443, to be used for federal employment taxes and certain federal excise taxes.
For federal tax purposes, it should generally use AXA Financial's EIN, which is 13-3623351.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q3-2010

Dissolved:	-	On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was sold to Credit Suisse Group.
	-	100 Federal Street Funding Corporation was dissolved August 31, 1998.
	-	100 Federal Street Realty Corporation was dissolved December 20, 2001.
	-	CCMI Corp. was dissolved on October 7, 1999.
	-	ELAS Realty, Inc. was dissolved January 29, 2002.
	-	EML Associates, L.P. was dissolved March 27, 2001.
	-	EQ Services, Inc. was dissolved May 11, 2001.
	-	Equitable BJVS, Inc. was dissolved October 3, 1999.
	-	Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999.
	-	Equitable JV Holding Corp. was dissolved on June 1, 2002.F142
	-	Equitable JVS II, Inc. was dissolved December 4, 1996
	-	Equitable Underwriting & Sales Agency (Bahamas) Ltd. was dissolved on December 31, 2000.
	-	EREIM LP Associates (L.P.) was dissolved March 27, 2001.
	-	EREIM Managers Corporation was dissolved March 27, 2001.
	-	EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
	-	EVLICO, Inc. was dissolved in 1999.
	-	Franconom, Inc. was dissolved on December 4, 2000.
	-	GP/EQ Southwest, Inc. was dissolved October 21, 1997
	-	HVM Corp. was dissolved on Feb. 16, 1999.
	-	ML/EQ Real Estate Portfolio, L.P. was dissolved March 27, 2001.
	-	Prime Property Funding, Inc. was dissolved in Feb. 1999.
	-	Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels, LLC.
	-	Six-Pac G.P., Inc. was dissolved July 12, 1999
	-	Paramount Planners, LLC., a direct subsidiary of AXA Distribution Holding Corporation, was dissolved on December 5, 2003
	-	Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
	-	ECLL Inc. was dissolved July 15, 2003
	-	MONY Realty Partners, Inc. was dissolved February 2005.
	-	Wil-Gro, Inc. was dissolved June, 2005.
	-	Sagamore Financial LLC was dissolved August 31, 2006.
	-	Equitable JVS was dissolved August, 2007.
	-	Astor Times Square Corp. dissolved as of April 2007.
	-	Astor/Broadway Acquisition Corp. dissolved as of August 2007.
	-	PC Landmark, Inc. has been administratively dissolved.
	-	EJSVS, Inc. has been administratively dissolved.
	-	STCS, Inc. was dissolved on August 15, 2007.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q3-2010
LISTING A - Equitable Holdings, LLC

Type of Subsidiary	State of Incorp. or Domicile	State of Principal Operation	Federal Tax ID #	Number of Shares Owned	Parent's Percent of Ownership or Control	Comments (e.g., Basis of Control)

AXA Financial, Inc.
AXA Equitable Financial Services, LLC (Note 2)
AXA Equitable Life Insurance Company *
Equitable Holdings, LLC
ELAS Securities Acquisition Corporation	Operating	DE	NY	13-3049038	500	100.00%
Equitable Casualty Insurance Company *	Operating	VT	VT	06-1166226	1,000	100.00%
ECMC, LLC (See Note 4 on Page 2)	Operating	DE	NY	13-3266813	-	100.00%
Equitable Capital Private Income & Equity Partnership II, L.P.	Investment	DE	NY	13-3544879	-	-	ECMC is G.P. ("Deal Flow Fund II")
AllianceBernstein Corporation (See Note 4 on Page 2)	Operating	DE	NY	13-3633538	100	100.00%
See Attached Listing B
AXA Distributors, LLC	Operating	DE	NY	52-2233674	-	100.00%
AXA Distributors Insurance Agency of Alabama, LLC	Operating	DE	AL	52-2255113	-	100.00%
AXA Distributors Insurance Agency, LLC	Operating	DE	CT, ME, NY	06-1579051	-	100.00%
AXA Distributors Insurance Agency of Massachusetts, LLC	Operating	MA	MA	04-3567096	-	100.00%
AXA Distributors Insurance Agency of Texas, Inc.	Operating	TX	TX	74-3006330	1,000	100.00%
J.M.R. Realty Services, Inc.	Operating	DE	NY	13-3813232	1,000	100.00%
Equitable Structured Settlement Corp. (See Note 8 on Page 2)	Operating	DE	NJ	22-3492811	100	100.00%

* Affiliated Insurer

Equitable Investment Corp merged into Equitable Holdings, LLC on November 30, 1999.
Equitable Capital Management Corp. became ECMC, LLC on November 30, 1999.
Effective March 15, 2000, Equisource of New York, Inc. and its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp.
Effective January 1, 2002, Equitable Distributors, Inc. merged into AXA Distributors, LLC.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q3-2010
LISTING B - AllianceBernstein Corporation

Type of Subsidiary	State of Incorp. or Domicile	State of Principal Operation	Federal Tax ID #	Number of Shares Owned	Parent's Percent of Ownership or Control	Comments (e.g., Basis of Control)

AXA Financial, Inc.
AXA Equitable Financial Services, LLC (Note 2)
AXA Equitable Life Insurance Company *
Equitable Holdings, LLC
AllianceBernstein Corporation		DE	NY	13-3633538			Owns 1% GP interest in AllianceBernstein L.P. and 100,000 GP units in AllianceBernstein Holding L.P.
AllianceBernstein Holding L.P. (See Note 4 on Page 2)	HCO (NYSE: AB)	DE	NY	13-3434400
AllianceBernstein L.P. (See Note 4 on Page 2)	Operating	DE	NY	13-4064930
AllianceBernstein Trust Company, LLC	Operating	NH	NY	13-4064930		100.00%	Sole member interest
Cursitor Alliance LLC	HCO	DE	MA	22-3424339		100.00%
Alliance Capital Management LLC	HCO	DE	NY	-		100.00%
AllianceBernstein Real Estate Investments LLC	Operating	DE	NY	-		100.00%	Sole member interest
Sanford C. Bernstein & Co., LLC	Operating	DE	NY	13-4132953		100.00%
AllianceBernstein Corporation of Delaware	HCO	DE	NY	13-2778645	10	100.00%
AllianceBernstein International, LLC.	Operating	DE	NY	-		100.00%	Owned by AllianceBernstein Corporation of Delaware
Sanford C. Bernstein (Schweiz) GmbH	Operating	Switzerland	Switzerland	-		100.00%	Owned by AllianceBernstein International LLC.
ACAM Trust Company Private Ltd.	Operating	India	India	-		100.00%
AllianceBernstein (Argentina) S.R.L.	Operating	Argentina	Argentina	-		99.00%	AllianceBernstein Oceanic Corporation owns 1%
ACM Software Services Ltd.	Operating	DE	NY	13-3910857		100.00%
Alliance Barra Research Institute, Inc.	HCO	DE	NY	13-3548918	1,000	100.00%
AllianceBernstein Japan Inc.	HCO	DE	Japan	13-3009358
AllianceBernstein Japan Ltd.	Operating	Japan	Japan	-		100.00%
AllianceBernstein Invest. Management Australia Limited	Operating	Australia	Australia	-		100.00%
AllianceBernstein Global Derivatives Corp.	Operating	DE	NY	13-3626546	1,000	100.00%
AllianceBernstein Investimentos (Brazil) Ltda.	Operating	Brazil	Brazil	-		99.00%	AllianceBernstein Oceanic Corporation owns 1%
AllianceBernstein Limited	Operating	U.K.	U.K.	-	250,000	100.00%
ACM Bernstein GmbH	Operating	Germany	Germany	-		100.00%
AllianceBernstein Services Limited	Operating	U.K.	U.K.	-	1,000	100.00%
AllianceBernstein (Luxembourg) S.A.	Operating	Lux.	Lux.	-	3,999	99.98%	AllianceBernstein Oceanic Corporation owns .025%
AllianceBernstein (France) SAS	Operating	France	France	-		100.00%
AllianceBernstein (Mexico) S. de R.L. de C.V.	Operating	Mexico	Mexico	-		100.00%
AllianceBernstein Australia Limited	Operating	Australia	Australia	-		50.00%	3rd party (NMFM) owns 50%
AllianceBernstein Canada, Inc.	Operating	Canada	Canada	13-3630460	18,750	100.00%

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q3-2010
LISTING B - AllianceBernstein Corporation
	Type of Subsidiary	State of Incorp. or Domicile	State of Principal Operation	Federal Tax ID #	Number of Shares Owned	Parent's Percent of Ownership or Control	Comments (e.g., Basis of Control)

AXA Financial, Inc.
AXA Equitable Financial Services, LLC (Note 2)
AXA Equitable Life Insurance Company*
Equitable Holdings, LLC
AllianceBernstein Corporation		DE	NY	13-3633538
AllianceBernstein L.P.	Operating	DE	NY	13-4064930
AllianceBernstein Corporation of Delaware (Cont'd)	HCO	DE	NY	13-2778645
AllianceBernstein Investment Research (Proprietary) Limited	Operating	So Africa	So Africa	-		100.00%
AllianceBernstein (Singapore) Ltd.	Operating	Singapore	Singapore	-		100.00%
Alliance Capital (Mauritius) Private Ltd.	HCO	Mauritius	Mauritius	-		100.00%
Alliance Capital Asset Management (India) Private Ltd	Operating	India	India	-		75.00%	3rd party (Ankar Capital India Pvt. Ltd.) owns 25%
AllianceBernstein Invest. Res. & Manage. (India) Pvt.	Operating	India	India	-		100.00%
AllianceBernstein Oceanic Corporation	HCO	DE	NY	13-3441277	1,000	100.00%
Alliance Capital Real Estate, Inc.	Operating	DE	NY	75-3165543		100.00%
Alliance Corporate Finance Group Incorporated	Operating	DE	NY	52-1671668	1,000	100.00%
Alliance Eastern Europe, Inc.	HCO	DE	NY	13-3802178		100.00%
AllianceBernstein Asset Management (Korea) Ltd.	Operating	Korea	Korea	-		100.00%
AllianceBernstein Investments, Inc.	Operating	DE	NY	13-3191825	100	100.00%
AllianceBernstein Investor Services, Inc.	Operating	DE	TX	13-3211780	100	100.00%
AllianceBernstein Hong Kong Limited	Operating	Hong Kong	Hong Kong	-		100.00%
AllianceBernstein Twiwan Ltd.	Operating	Taiwan	Taiwan	-		99.00%	Others own 1%
Sanford C. Bernstein Limited	Operating	U.K.	U.K.	-		100.00%
Sanford C. Bernstein (CREST Nominees) Ltd.	Operating	U.K.	U.K.	-		100.00%	Devonshire House, 1 Mayfair Place
Sanford C. Bernstein Proprietary Limited	Inactive	Australia	Australia	-		100.00%	Inactive

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q3-2010
LISTING C - MONY
		Type of Subsidiary	State of Incorp. or Domicile	State of Principal Operation	Federal Tax ID #	Number of Shares Owned	Parent's Percent of Ownership or Control	Comments (e.g., Basis of Control)

AXA Financial, Inc.
MONY Agricultural Investment Advisers, Inc.		Operating	DE	CO	75-2961816		100.00%
MONY Capital Management, Inc.		Operating	DE	NY	13-4194065		100.00%
MONY Asset Management, Inc.		Operating	DE	NY	13-4194080		100.00%
AXA Equitable Financial Services, LLC (Note 2)
AXA Equitable Life Insurance Company *
MONY Life Insurance Company *		Insurance	NY	NY	13-1632487		100.00%
	MONY International Holdings, LLC	HCO	DE	NY	13-3790446		100.00%
	MONY International Life Insurance Co. Seguros de Vida S.A.*	Insurance	Argentina	Argentina	98-0157781		100.00%
	MONY Financial Resources of the Americas Limited	HCO	Jamaica	Jamaica			99.00%
	MBT, Ltd.	Operating	Cayman Islands	Cayman Islands	98-0152047	633	100.00%	79% by MONY Int'l Holdings & 21% by MONY Financial Resources
	MONY Consultoria e Corretagem de Seguros Ltda.	Operating	Brazil	Brazil			99.00%
	MONY Life Insurance Company of the Americas, Ltd.*	Insurance	Cayman Islands	Cayman Islands	98-0152046	30,240	100.00%
	MONY Life Insurance Company of America*	Insurance	AZ	NY	86-0222062		100.00%
	U.S. Financial Life Insurance Company *	Insurance	OH	OH	38-2046096	405,000	100.00%
	MONY Financial Services, Inc.	HCO	DE	NY	11-3722370	1,000	100.00%
	Financial Marketing Agency, Inc.	Operating	OH	OH	31-1465146	99	99.00%
	MONY Brokerage, Inc.	Operating	DE	PA	22-3015130	1,500	100.00%
	MBI Insurance Agency of Ohio, Inc.	Operating	OH	OH	31-1562855	5	100.00%
	MBI Insurance Agency of Alabama, Inc.	Operating	AL	AL	62-1699522	1	100.00%
	MBI Insurance Agency of Texas, Inc.	Operating	TX	TX	74-2861481	10	100.00%
	MBI Insurance Agency of Massachusetts, Inc.	Operating	MA	MA	06-1496443	5	100.00%
	MBI Insurance Agency of Washington, Inc.	Operating	WA	WA	91-1940542	1	100.00%
	MBI Insurance Agency of New Mexico, Inc.	Operating	NM	NM	62-1705422	1	100.00%
	1740 Ventures, Inc.	Operating	NY	NY	13-2848244	1,000	100.00%
	Enterprise Capital Management, Inc.	Operating	GA	GA	58-1660289	500	100.00%
	Enterprise Fund Distributors, Inc.	Operating	DE	GA	22-1990598	1,000	100.00%
	MONY Assets Corp.	HCO	NY	NY	13-2662263	200,000	100.00%
	MONY Benefits Management Corp.	Operating	DE	NY	13-3363383	10,000	100.00%
	1740 Advisers, Inc.	Operating	NY	NY	13-2645490	14,600	100.00%
	MONY Securities Corporation	Operating	NY	NY	13-2645488	7,550	100.00%
	Trusted Insurance Advisers General Agency Corp.	Operating	MN	NY	41-1941465	1,000	100.00%
	Trusted Investment Advisers Corp.	Operating	MN	NY	41-1941464	1	100.00%

-	As of February 18, 2005, MONY Realty Capital, Inc. was sold.
-	As of February 2005, MONY Realty Partners, Inc. was dissolved.
-	MONY Financial Resources of the Americas Limited, is 99% owned by MONY International Holdings, LLC and an individual holds one share of its stock for Jamaican regulatory reasons.
-	MONY Consultoria e Corretagem de Seguros Ltda., is 99% owned by MONY International Holdings, LLC and an individual holds one share of its stock for Brazilian regulatory reasons.
-	Financial Marketing Agency, Inc., is 99% owned by MONY International Holdings, LLC and an individual in Ohio holds one share of its stock for regulatory reasons.
-	Enterprise Accumulation Trust was merged into EQAT on July 9, 2004.
-	MONY Series Funds, Inc. was merged into EQAT on July 9, 2004.
-	As of August 31, 2006, Sagamore Financial LLC was dissolved.
-	MONY Benefits Service Corp. was sold on January 26, 2007.
-	As of November 30, 2007, MONY Holdings LLC merged into AXA Equitable Financial Services, LLC.
-	MONY Bank & Trust Company of the Americas, Ltd. changed its name to MBT Ltd.